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                                TEREX CORPORATION

                                  $150,000,000

                    8-7/8% Senior Subordinated Notes due 2008

                        ---------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                         Dated as of September 23, 1998

                        --------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                     Trustee



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


                          FIRST SUPPLEMENTAL INDENTURE


     FIRST SUPPLEMENTAL INDENTURE, dated as of September 23, 1998, between TEREX CORPORATION, a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc., Terex Baraga Products, Inc. and M&M Enterprises of Baraga, Inc., as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of March 31, 1998 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 8-7/8% Senior Subordinated Notes due 2008 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of The American Crane Corporation (American");

     WHEREAS, pursuant to the terms of the Indenture, American has become a Restricted Subsidiary organized under the laws of the United States and, as such, the Company is required to cause American to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add American as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Subsidiary Guarantors, American and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

     Section 1.01. American shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. American agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

     Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

     Section 2.02. All terms used in this First Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this First Supplemental Indenture otherwise requires.

     Section 2.03. This First Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04. This First Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06. The recitals contained in this First Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                      TEREX CORPORATION



                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title: Vice President-Finance

/s/ Eric I Cohen
----------------
Eric I Cohen, Secretary



                                      UNITED STATES TRUST COMPANY
                                      OF NEW YORK, as Trustee


                                      By:/s/ John Guiliano
                                      ----------------
                                        Name:  John Guiliano
ATTEST:                                 Title: Vice President

/s/ Jason G. Gregory
---------------------
Jason G. Gregory, Assistant Secretary

                (Signature Page to First Supplemental Indenture)


                                      SUBSIDIARY GUARANTORS:

                                      KOEHRING CRANES, INC.



                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                      PPM CRANES, INC.


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                      TEREX-TELELECT INC.


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                      TEREX AERIALS INC.


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary

                (Signature Page to First Supplemental Indenture)


                                      THE AMERICAN CRANE CORPORATION


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Vice-President
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary


                                      TEREX-RO CORPORATION


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary



                                      TEREX CRANES, INC.


                                      By:/s/ Joseph F. Apuzzo
                                      -----------------------
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
---------------------
Eric I Cohen, Secretary



                                      PAYHAULER CORP.


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary

                (Signature Page to First Supplemental Indenture)

                                      PROGRESSIVE COMPONENTS INC.


                                      By:/s/ Brian J. Henry
                                      ---------------------
                                         Name:  Brian J. Henry
ATTEST:                                  Title:    Treasurer
/s/ Eric I Cohen
--------------------
Eric I Cohen, Secretary